UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:   December 31

Date of reporting period: March 31, 2012

Item 1. Schedule of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Portfolio of Investments

March 31, 2012 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 80.84%
Automotive - 3.14%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	$4,837,395	$4,922,606
FRAM Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/31/2017	B1	1,865,625	1,881,175
TI Group Automotive Systems LLC, Senior Secured First Lien Term Loan, 6.750%, 03/01/2018	Caa2	652,174	655,030

			7,458,811

Banking, Finance, Insurance and Real Estate - 3.41%
Asurion LLC, Senior Secured First Lien Term Add On Loan, 5.500%, 5/24/2018	Ba3	1,000,000	992,615
Asurion LLC, Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	2,571,429	2,610,000
BNY ConvergEx Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.000%, 12/19/2016	B1	583,767	582,308
BNY ConvergEx Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.000%, 12/19/2016	B1	1,325,659	1,322,345
Realogy Corp., Senior Secured Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,583,925

			8,091,193

Beverage, Food and Tobacco - 4.65%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	969,925	971,865
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 11.250%, 09/29/2017	B1	2,000,000	2,018,340
Burger King Corp., Senior Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	2,197,629	2,200,003
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	4,455,014	4,410,464

	Moody’s Rating	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
NPC International, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/28/2018	Ba3	$860,759	$867,486
Roundy’s Supermarkets, Inc., Senior Secured Tranche B First Lien Term Loan, 5.750%, 02/13/2019	B1	559,441	564,162

			11,032,320

Capital Equipment - 1.57%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	3,714,286	3,714,286

Chemicals, Plastics and Rubber - 2.41%
Arizona Chemical U.S., Inc., Senior Secured First Lien Term Loan, 7.250%, 12/22/2017	Ba3	1,377,273	1,397,243
Norit Holdings BV, Senior Secured First Lien Term Loan, 6.750%, 07/10/2017	B1	1,148,077	1,152,382
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	686,878	688,025
Trinseo Materials Operating S.C.A., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	2,719,288	2,490,406

			5,728,056

Consumer Goods Durable - 3.61%
Hupah Finance, Inc., Senior Secured First Lien Initial Term Loan, 6.250%, 01/21/2019	B2	4,824,561	4,863,785
Kinetic Concepts, Inc., Senior Secured First Lien Term B-1 Loan, 7.000%, 05/04/2018	Ba2	1,722,302	1,759,357
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	2,000,000	1,940,000

			8,563,142

Consumer Goods Non Durable - 5.87%
Acosta, Inc., Senior Secured First Lien Term B Loan, 4.750%, 03/01/2018	Ba3	2,405,573	2,406,584
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/04/2017	B2	2,962,406	2,974,330
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	4,930,038	4,861,017

	Moody’s Rating	Principal Amount	Market Value

Consumer Goods Non Durable (continued)
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/12/2018	B1	$223,194	$224,031
Revlon Consumer Products Corp., Senior Secured First Lien Term Loan, 4.750%, 11/20/2017	Ba3	997,487	998,510
Tote Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	233,203	230,871
Tote Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.250%, 07/07/2017	B3	2,248,633	2,226,146

			13,921,489

Energy Electricity - 2.63%
NXP BV, Senior Secured First Lien Tranche B Term Loan, 5.250%, 03/14/2019	B2	888,393	888,118
NXP BV, Senior Secured Tranche A-2 First Lien Term Loan, 5.500%, 03/03/2017	B2	2,000,000	1,986,250
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,353,595

			6,227,963

Energy, Oil and Gas - 1.65%
Crestwood Holdings LLC, Senior Secured First Lien Term Loan, 9.750%, 03/26/2018	Caa1	1,885,714	1,923,438
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I], 6.500%, 04/20/2017	B2	1,631,424	1,635,503
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-A], 6.500%, 04/20/2017	B2	216,177	216,718
Sheridan Production Partners LP, Senior Secured First Lien Term Loan [SIP I-M], 6.500%, 04/20/2017	B2	132,042	132,372

			3,908,031

Healthcare and Pharmaceuticals - 11.93%
Alkermes, Inc., Senior Secured First Lien Term Loan, 6.750%, 07/07/2017	B1	1,930,645	1,971,671
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.500%, 09/15/2015	B1	2,798,038	2,793,379

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/27/2017	B1	$4,948,781	$4,849,806
Grifols, Inc., Senior Secured Tranche B First Lien Term Loan, 4.500%, 06/01/2017	Ba3	1,062,223	1,062,998
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	1,150,138	1,126,417
Health Management Associates, Inc., Senior Secured First Lien Term B Loan, 4.500%, 11/16/2018	B1	1,995,000	1,982,950
Lawson Software, Inc., Senior Secured First Lien Term B Loan, L + 5.000%, 10/01/2016(b)	B2	1,690,141	1,639,436
MedAssets, Inc., Senior Secured First Lien Term Loan, 5.250%, 11/16/2016	Ba3	1,544,087	1,556,154
National Specialty Hospitals, Inc., Senior Secured First Lien Delayed Draw Term Loan, 0.750%, 02/03/2017	B2	445,545	419,926
National Specialty Hospitals, Inc., Senior Secured First Lien Initial Term Loan, 8.250%, 02/03/2017	B2	2,529,007	2,383,589
Pharmaceutical Product Development, Inc., Senior Secured First Lien Term Loan, 6.250%, 12/05/2018	B1	1,084,239	1,099,066
Sheridan Holdings, Inc., Senior Secured Second Lien Term Loan, 5.991%, 06/15/2015	Caa1	2,000,000	1,958,130
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.000%, 12/21/2017	Ba3	2,684,663	2,684,676
United Surgical Partners International, Inc., Senior Secured Tranche B First Lien Term Loan, L + 5.500%, 03/19/2018(b)	Ba3	2,777,778	2,760,417

			28,288,615

High Tech Industries - 9.98%
Attachmate Corp., Senior Secured First Lien Term Loan, 6.500%, 04/27/2017	B1	975,000	970,739
Attachmate Corp., Senior Secured Second Lien Term Loan, 9.500%, 10/27/2017	B1	3,000,000	2,993,445
Aveta, Inc., Senior Secured First Lien Term B Loan, L + 6.500%, 01/01/2020(b)	B1	872,727	872,509

	Moody’s Rating	Principal Amount	Market Value

High Tech Industries (continued)
Hyland Software, Inc., Senior Secured First Lien Term 2 Loan, 6.000%, 12/19/2016	B2	$3,019,863	$3,015,454
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Tranche B-1 Second Lien Term Loan, 10.470%, 06/11/2018	B1	3,000,000	3,049,995
Open Link International, Inc., Senior Secured First Lien Initial Term Loan, 7.750%, 10/30/2017	B2	1,459,756	1,465,230
Presidio, Inc., Senior Secured First Lien Term B Loan, 7.250%, 03/31/2017	Ba3	4,802,496	4,874,534
Shield Finance Co. S.A.R.L. (aka Sophos plc), Senior Secured Incremental First Lien Term B-2 Loan, 7.627%, 06/15/2016	B2	1,240,625	1,249,930
Sophia LP, Senior Secured First Lien New Term Loan, 6.250%, 7/19/2018	Ba3	3,200,000	3,253,344
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	1,929,543	1,927,132

			23,672,312

Hotels, Gaming and Leisure - 2.81%
AMC Entertainment, Inc., Senior Secured First Lien Term B3 Loan, 4.250%, 02/22/2018	Ba2	665,000	659,733
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,874,017	1,878,702
Mood Media Corp., Senior Secured Second Lien Term Loan, 10.250%, 11/06/2018	Ba3	2,000,000	1,904,000
Pinnacle Entertainment, Inc., Senior Secured Series A Incremental First Lien Term Loan, 4.000%, 03/19/2019	B1	1,206,897	1,214,186
Six Flags Theme Parks, Inc., Senior Secured Tranche B First Lien Term Loan, 4.250%, 12/20/2018	B1	1,000,000	1,000,445

			6,657,066

Media Advertising, Printing and Publishing - 2.98%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/28/2018	B1	2,114,122	1,992,560
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	2,624,573	2,598,327

	Moody’s Rating	Principal Amount	Market Value

Media Advertising, Printing and Publishing (continued)
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 9.250%, 03/23/2017	B1	$3,960,000	$2,475,000

			7,065,887

Media Broadcasting and Subscription - 3.89%
Barrington Broadcasting Group LLC, Senior Secured Tranche 2 First Lien Term Loan, 7.500%, 06/14/2017	B2	1,199,324	1,210,574
Entercom Radio LLC, Senior Secured First Lien Term B Loan, 6.250%, 11/23/2018	B2	703,614	710,651
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	2,285,714	2,322,857
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 6.750%, 09/07/2016	B1	2,907,986	2,904,351
Univision Communications, Inc., Senior Secured Extended First Lien Term Loan, 4.491%, 03/31/2017	B2	2,250,000	2,090,306

			9,238,739

Retail - 7.81%
Academy, Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	2,493,750	2,509,149
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Secured First Lien Term Loan, 4.750%, 03/07/2018	B1	997,487	981,902
Lord & Taylor LLC, Senior Secured First Lien Term B Loan, 5.750%, 12/21/2018	Ba3	641,026	646,436
Neiman Marcus Group, Inc., Senior Secured First Lien Extended Term Loan, 4.750%, 05/16/2018	B2	2,000,000	2,000,470
PETCO Animal Supplies, Inc., Senior Secured First Lien Term Loan, 4.500%, 11/24/2017	B2	1,111,478	1,112,384
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	B3	2,987,399	2,877,254
Sprouts Farmers Market Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 04/18/2018	B2	4,290,000	4,234,573
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,562,387	1,484,080

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Toys “R” Us, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 09/01/2016	B1	$1,974,937	$1,981,682
Yankee Candle Co., Inc., Senior Secured First Lien Term B Loan, L + 4.000%, 04/02/2019(b)	Ba2	690,476	693,569

			18,521,499

Services - Business - 3.63%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/18/2017	B1	1,975,000	1,979,325
Eagle Parent, Inc., Senior Secured First Lien Term B Loan, 5.000%, 05/16/2018	Ba3	1,994,975	1,981,259
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	1,882,752	1,833,339
Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 12/31/2016	B2	1,411,457	1,410,279
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 6.000%, 07/28/2017	Ba3	203,750	204,769
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term B Loan, 6.000%, 07/26/2017	Ba3	1,207,269	1,210,287

			8,619,258

Services - Consumer - 1.14%
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.500%, 06/10/2017	B1	1,237,500	1,239,047
Monitronics International, Inc., Senior Secured First Lien Term Loan, 5.500%, 03/23/2018	B2	1,451,613	1,454,937

			2,693,984

Telecommunications - 6.57%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	2,860,520	2,668,236
Avaya, Inc., Senior Secured B-3 Extended First Lien Term Loan, 4.991%, 10/26/2017	B1	2,960,980	2,866,229
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 6.750%, 11/30/2016	B2	1,904,464	1,913,986

	Moody’s Rating	Principal Amount	Market Value

Telecommunications (continued)
Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan, 6.750%, 01/31/2019	B2	$689,655	$695,976
Sorenson Communications, Inc., Senior Secured First Lien Tranche C Term Loan, 6.000%, 08/16/2013	B1	4,532,442	4,466,563
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured First Lien Term Loan, 5.250%, 12/21/2017	B1	2,952,575	2,968,874

			15,579,864

Transportation Consumer - 0.30%
Avis Budget Car Rental LLC, Senior Secured First Lien Term B Loan, 6.250%, 09/22/2018	Ba1	711,508	718,328

Utilities Electric - 0.23%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.757%, 10/10/2017	B2	1,000,000	558,125

Wholesale - 0.63%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.000%, 07/15/2017	B2	1,533,168	1,486,690

TOTAL FLOATING RATE LOAN INTERESTS (Cost $193,280,563)			191,745,658

CORPORATE BONDS - 27.88%
Automotive - 0.46%
Cooper-Standard Automotive, Inc., Senior Secured Bond, 8.500%, 05/01/2018(c)	B2	1,000,000	1,080,000

Banking, Finance, Insurance and Real Estate - 0.85%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	2,000,000	2,010,000

Beverage, Food and Tobacco - 2.03%
Del Monte Corp., Senior Unsecured Bond, 7.625%, 02/15/2019(c)	B3	4,330,000	4,330,000
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(c)(d)	B3	500,000	496,250

			4,826,250

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 1.09%
Ineos Finance PLC, Senior Unsecured Bond, 8.375%, 02/15/2019(d)	Ba3	$1,000,000	$1,060,000
Vertellus Specialties, Inc., Senior Secured Bond, 9.375%, 10/01/2015(d)	B1	2,000,000	1,530,000

			2,590,000

Consumer Goods Durable - 0.88%
Reynolds Group Issuer, Inc., Senior Unsecured Bond, 9.875%, 08/15/2019(d)	Caa1	1,400,000	1,433,250
8.250%, 02/15/2021(c)(d)	Caa1	700,000	661,500

			2,094,750

Energy, Oil and Gas - 3.90%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(c)	B3	2,000,000	2,025,000
BreitBurn Energy Partners LP, Senior Unsecured Bond, 7.875%, 04/15/2022(c)(d)	B3	2,000,000	2,050,000
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.375%, 05/01/2018(c)	B3	1,800,000	1,881,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(c)(d)	B3	2,000,000	2,057,500
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	1,185,000	1,229,438

			9,242,938

Healthcare and Pharmaceuticals - 2.05%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	Caa2	2,000,000	1,642,500
Health Management Associates, Inc., Senior Unsecured Bond, 7.375%, 01/15/2020(c)(d)	B3	1,100,000	1,127,500
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(c)	B3	2,400,000	2,103,000

			4,873,000

High Tech Industries - 1.16%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(c)(d)	B3	2,000,000	1,730,000
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(d)	B1	1,000,000	1,025,000

			2,755,000

	Moody’s Rating	Principal Amount	Market Value

Hotels, Gaming and Leisure - 1.14%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)(d)	B2	$2,600,000	$2,713,750

Machinery - Construction and Mining - 0.43%
Terex Corp., Senior Unsecured Bond, 6.500%, 04/01/2020	B2	1,000,000	1,010,000

Media Diversified and Production - 3.06%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018(c)	B2	2,000,000	2,145,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017(c)	B2	3,000,000	2,932,500
Cequel Communications LLC, Senior Unsecured Bond, 8.625%, 11/15/2017(c)(d)	B3	1,000,000	1,078,750
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(c)	B3	1,000,000	1,091,250

			7,247,500

Metals and Mining - 0.88%
JMC Steel Group, Senior Unsecured Bond, 8.250%, 03/15/2018(c)(d)	B3	2,000,000	2,090,000

Retail - 4.64%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(c)	Caa1	2,000,000	2,090,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 8.125%, 03/01/2019(c)	Caa1	2,800,000	2,863,000
Michaels Stores, Inc., Senior Unsecured Bond, 7.750%, 11/01/2018(c)	Caa1	2,000,000	2,140,000
Spencer Spirit Holdings, Inc., Senior Secured Bond, 11.000%, 05/01/2017(c)(d)	B2	2,000,000	2,050,000
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(c)	Caa1	2,000,000	1,855,000

			10,998,000

Services - Business - 2.31%
Emergency Medical Services Corp. (aka CDRT Merger Sub), Senior Unsecured Bond, 8.125%, 06/01/2019(c)	Caa1	3,000,000	3,097,500
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(d)	Caa1	250,000	254,375

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021(c)	Caa1	$2,000,000	$2,140,000

			5,491,875

Telecommunications - 2.38%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,468,375
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(c)	B2	3,000,000	3,172,500

			5,640,875

Utilities Electric - 0.62%
NRG Energy, Inc., Senior Unsecured Bond, 8.500%, 06/15/2019(c)	B1	500,000	506,250
7.875%, 05/15/2021(c)	B1	1,000,000	965,000

			1,471,250

TOTAL CORPORATE BONDS (Cost $66,249,169)			66,135,188

Total Investments - 108.72% (Cost $259,529,732)			257,880,846

Liabilities in Excess of Other Assets - (8.72)%			(20,677,739)

Net Assets - 100.00%			$237,203,107

Amounts above are shown as a percentage of net assets as of March 31, 2012.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of March 31, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $36,474,964, as of March 31, 2012. Total value of BGX’s obligation to return securities lending collateral was $36,916,563, as of March 31, 2012.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $25,836,250, which represents approximately 10.89% of net assets as of March 31, 2012.

See Notes to Quarterly Portfolio of Investments.

CREDIT DEFAULT SWAP CONTRACTS
Index/Tranches	Counterparty	Buy/Sell Credit Protection(a)	Fixed Deal Receive/(Pay) Rate	Maturity Date	Notional Amount (millions)(b)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX HY CDSI S17 5-Year	JP Morgan	Buy	(5.00)%	12/20/16	$1.94	$(31,158)	$(81,254)	$(50,096)

						$(31,158)	$(81,254)	$(50,096)

(a)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(b)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAP CONTRACTS (a) (b)
Reference Obligation	Counterparty	Rate Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Academy, Ltd.	JP Morgan	L+4.500%(c)	8/3/2018	$997,500	$6,160
Acosta Sales & Marketing	JP Morgan	4.750%	3/1/2018	983,446	2,879
Allen Systems Group, Inc.	JP Morgan	6.500%	11/20/2015	943,398	3,954
BakerCorp International Inc.	JP Morgan	5.000%	6/1/2018	1,994,987	3,561
Bass Pro Group, LLC	JP Morgan	5.313%	6/23/2017	1,997,469	708
Blackboard Inc.	JP Morgan	7.500%	10/4/2018	965,081	29,147
Emergency Medical Services Corp. (aka AMR/EMCare)	JP Morgan	5.250%	5/3/2018	2,413,373	17,767
Frac Tech Services LLC	JP Morgan	6.250%	5/3/2016	2,713,144	13,954
Grifols, Inc.	JP Morgan	4.500%	6/1/2017	996,765	728
iPayment, Inc.	JP Morgan	5.750%	5/19/2017	1,870,600	11,835
NXP Semiconductors	JP Morgan	4.500%	2/16/2019	986,250	6,875
PETCO Animal Supplies	JP Morgan	4.500%	11/25/2017	1,995,000	6,630
Verint Systems, Inc.	JP Morgan	4.500%	10/29/2017	1,623,349	6,126

					$110,324

Colfax Corporation	JP Morgan	L+3.500%(c)	1/11/2019	$1,001,241	$(1,476)
Del Monte Corp.	JP Morgan	4.500%	12/31/2018	994,981	(14,957)
Digitalglobe, Inc.	JP Morgan	5.750%	10/7/2018	1,945,125	(23,840)
Equipower Resources	JP Morgan	5.750%	1/26/2018	1,941,767	(130,094)
Getty Images, Inc.	JP Morgan	5.250%	11/3/2016	1,511,250	(2,625)
Drumm Investors LLC (aka Golden Living)	JP Morgan	5.000%	4/28/2018	4,911,988	(210,868)
Harland Clarke Holdings	JP Morgan	2.793%	6/30/2014	925,753	(614)
Interactive Data Corp.	JP Morgan	4.500%	2/26/2018	2,991,090	(10,111)
Inverness Medical	JP Morgan	L+3.500%(c)	6/30/2017	1,995,000	(2,660)
Mediacom Broadband Group (aka MCC Iowa)	JP Morgan	4.500%	10/23/2017	1,994,698	(21,036)
Mood Media Corp.	JP Morgan	7.000%	5/3/2018	2,167,445	(22,802)
Revlon Consumer Products	JP Morgan	4.750%	11/19/2017	999,987	(1,471)
TASC, Inc.	JP Morgan	4.500%	12/31/2015	1,599,167	(7,032)
The Gymboree Corp.	JP Morgan	5.000%	4/11/2018	1,977,475	(96,760)

					$(546,346)

(a)	The Fund receives monthly payments based on any positive monthly return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation.
(b)	The floating short-term rate paid by the Fund (on the notional amount of all total return swap contracts) at March 31, 2012, was 1.441% (1 week LIBOR +1.25%).
(c)

All or a portion of this position has not settled as of March 31, 2012. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

All Reference Obligations shown above for Total Return Swap Contracts are floating rate secured bank loans.

See Notes to Quarterly Portfolio of Investments.

Blackstone / GSO Long-Short Credit Income Fund

Notes to Quarterly Portfolio of Investments

March 31, 2012 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Loans”) and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

BGX is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: BGX’s net asset value (“NAV”) will be determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the BGX’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by management under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to BGX’s perceived risk of investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value^	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests	$-	$174,610,410	$17,135,248	$191,745,658
Corporate Bonds	-	66,135,187	-	66,135,187
Total	$-	$240,745,597	$17,135,248	$257,880,845

Other Financial Instruments*	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Total Return Swap Contracts	$-	$110,323	$-	$110,323
Liabilities
Credit Default Swap Contracts	-	(50,096)	-	(50,096)
Total Return Swap Contracts	-	(546,346)	-	(546,346)
Total	$-	$(486,119)	$-	$(486,119)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value^	Balance as of 12/31/11	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 3/31/12	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at 3/31/12
Floating Rate Loan Interests	$15,029,595	$1,967	$(545,895)	$(153,515)	$2,803,096	$17,135,248	$(452,971)
Total	$15,029,595	$1,967	$(545,895)	$(153,515)	$2,803,096	$17,135,248	$(452,971)

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

^For detailed descriptions of classifications, see the accompanying Portfolio of Investments.

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

NOTE 3. SECURED LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s managed assets will be invested in Secured Loans. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“Managed Assets”). At March 31, 2012, 77.69% of BGX’s Managed Assets were held in Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of either Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. At March 31, 2012, BGX had invested $25,094,978 in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invests in Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if it acquires a Loan through participation, will elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BGX may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution.

NOTE 4. TOTAL RETURN SWAPS

BGX has entered into total return swaps as of March 31, 2012 in an aggregate notional amount equal to $47,437,329. In a total return swap, BGX pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX would typically have to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes. For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX entered into credit default swaps during the period ended March 31, 2012. When used for hedging purposes, BGX would be the buyer of a credit default swap contract. In that case, BGX would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced obligation. In return, BGX would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, BGX would have spent the stream of payments and received no benefit from the contract. When BGX is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced obligation. As the seller, BGX would effectively add leverage to its portfolio because, in addition to its total assets, BGX would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by BGX are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation). When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. BGX segregates sufficient assets as collateral to satisfy the current obligation with respect to total return and credit default swaps.

NOTE 5. SECURITIES LENDING

The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The broker-dealer pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of March 31, 2012, BGX had securities on loan valued at $36,474,964 and received cash collateral with a value of $36,916,563, representing 15.38% and 15.56% of net assets, respectively.

NOTE 6. UNREALIZED APPRECIATION/ (DEPRECIATION)

On March 31, 2012, based on cost of $259,529,732 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,745,949 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,394,835, resulting in net unrealized depreciation of $1,648,886.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 30, 2012

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 30, 2012